MATRIX ADVISORS VALUE FUND, INC.

                        SUPPLEMENT DATED JANUARY 25, 2001
                      TO PROSPECTUS DATED OCTOBER 27, 2000



Effective January 15, 2001, the Advisor has contractually agreed to reduce the Fund's expense limitation to 1.10% from 1.25%.

1. The section "Fees and Expenses" on page 4 of the Prospectus is amended to read as follows:

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases......................  None
Maximum deferred sales charge (load) .................................  None
Redemption fee (as a percentage of amount redeemed)* .................  0.75%

ANNUAL FUND OPERATING EXPENSES**
(expenses that are deducted from Fund assets)

Management Fees.......................................................  1.00%
Distribution and Service (12b-1) Fees.................................  None
Other Expenses........................................................  0.65%
                                                                       -----
Total Annual Fund Operating Expenses..................................  1.65%
                                                                       -----
Fee Reduction and/or Expense Reimbursement............................ (0.55%)
                                                                       -----
Net Expenses..........................................................  1.10%
                                                                       =====

* The redemption fee applies to those shares that you have held for less than two months. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. ** The Advisor has contractually agreed to reduce the fees and/or net expenses of the Fund for an indefinite period and at least through December 31, 2001 to ensure that Total Fund Operating Expenses will not exceed the net expense amount shown. For the fiscal year ended June 30, 2000, the Advisor voluntarily reimbursed the Fund for expenses in excess of 0.99%. As a result, the Fund's net expenses for the fiscal year ended June 30, 2000 were 0.99%.
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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                          One Year ............. $  112
                          Three Years........... $  350
                          Five Years............ $  606
                          Ten Years............. $1,340

2. The section entitled "Fund Expenses" on page 6 of the Prospectus is amended to read as follows:

FUND EXPENSES

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 1.10% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.